UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015

AT&T INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8610	43-1301883
(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

(210) 821-4105
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On July 24, 2015, pursuant to the Agreement and Plan of Merger, dated as of May 18, 2014 (the “Merger Agreement”), among DIRECTV (“DIRECTV”), AT&T Inc. (“AT&T”) and Steam Merger Sub LLC (now known as DIRECTV Group Holdings, LLC), a wholly owned subsidiary of AT&T (“Merger Sub”), DIRECTV merged with and into Merger Sub, with Merger Sub being renamed DIRECTV Group Holdings, LLC and continuing as the surviving entity and as a direct wholly owned subsidiary of AT&T (the “Merger”).

At the closing of the Merger, each outstanding share of DIRECTV common stock, par value $0.01 per share (“DIRECTV Common Stock”), was converted into the right to receive 1.892 shares of AT&T common stock, par value $1.00 per share (“AT&T Common Stock”) plus $28.50 in cash, and cash in lieu of any fractional shares. AT&T issued approximately 954,541,877 shares of AT&T Common Stock to former holders of DIRECTV Common Stock. Each outstanding option to purchase shares of DIRECTV Common Stock was converted into an option to acquire a number of shares of AT&T Common Stock on the same terms and conditions as were applicable under such option immediately prior to the Merger, except that the exercise price and the number of shares of AT&T Common Stock issuable upon exercise of such option were adjusted based on a ratio of 2.703 (the “Option Exchange Ratio”). Each outstanding stock appreciation right to receive shares of DIRECTV Common Stock or cash was converted into a stock appreciation right on shares of AT&T Common Stock on the same terms and conditions as were applicable under such stock appreciation right immediately prior to the Merger, except that the reference price per share and the number of shares of AT&T Common Stock subject to such stock appreciation right were adjusted based on the Option Exchange Ratio. Each restricted stock unit and performance stock unit of DIRECTV was converted into a restricted stock unit on a number of shares of AT&T Common Stock on the same terms and conditions as were applicable under such restricted stock unit or performance stock unit immediately prior to the Merger (including any applicable dividend equivalent rights), except that the number of shares of AT&T Common Stock underlying such restricted stock unit or performance stock unit was adjusted based on the Option Exchange Ratio.

Based on the closing price of $34.29 per share of AT&T Common Stock on the New York Stock Exchange on July 24, 2015, the aggregate implied value of the consideration paid to former holders of DIRECTV Common Stock in connection with the Merger was approximately $47.1 billion, including approximately $32.7 billion in AT&T Common Stock and approximately $14.4 billion in cash.

Upon the closing of the Merger, the DIRECTV Common Stock, which traded under the symbol “DTV”, ceased trading on, and is being delisted from, the NASDAQ Stock Market.

The foregoing description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 10.1 hereto and is incorporated by reference into this Item 2.01.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 24, 2015, in connection with the consummation of the Merger (as defined below), DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (together, the “Subsidiary Co-Issuers”), DIRECTV Customer Services, Inc., DIRECTV Enterprises, LLC, DIRECTV Home Services, LLC, DIRECTV Merchandising, Inc., DIRECTV, LLC and LABC Productions, LLC (collectively, the “Subsidiary Guarantors”), Merger Sub (as defined below), DIRECTV and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into the following supplemental indentures:

·
a Second Supplemental Indenture (the “September 2009 Supplemental Indenture”) to the Indenture, dated as of September 22, 2009 (the “September 2009 Indenture”), among the Subsidiary Co-Issuers, the Subsidiary Guarantors, DIRECTV and the Trustee, relating to the Subsidiary Guarantors’ 5.875% Senior Notes due 2019 (the “2019 Notes”);

·
a Second Supplemental Indenture (the “March 2010 Supplemental Indenture”) to the Indenture, dated as of March 11, 2010 (the “March 2010 Indenture”), among the Subsidiary Co-Issuers, the Subsidiary Guarantors, DIRECTV and the Trustee, relating to the Subsidiary Guarantors’ 5.200% Senior Notes due 2020 (the “2020 Notes”) and 6.350% Senior Notes due 2040 (the “6.350% 2040 Notes”);

·
a Fifth Supplemental Indenture (the “August 2010 Supplemental Indenture”) to the Indenture, dated as of August 17, 2010 (the “August 2010 Indenture”), among the Subsidiary Co-Issuers, the Subsidiary Guarantors, DIRECTV and the Trustee, relating to the Subsidiary Guarantors’ 3.125% Senior Notes due 2016 (the “3.125% 2016 Notes”), 3.500% Senior Notes due 2016 (the “3.500% 2016 Notes”), 4.600% Senior Notes due 2021 (the “4.600% 2021 Notes”), 5.000% Senior Notes due 2021 (the “5.000% 2021 Notes”), 6.000% Senior Notes due 2040 (the “6.000% 2040 Notes”) and 6.375% Senior Notes due 2041 (the “2041 Notes”);

·
a First Supplemental Indenture (the “March 2012 Supplemental Indenture”) to the Indenture, dated as of March 8, 2012 (the “March 2012 Indenture”), among the Subsidiary Co-Issuers, the Subsidiary Guarantors, DIRECTV and the Trustee, relating to the Subsidiary Guarantors’ 2.400% Senior Notes due 2017 (the “2017 Notes”), 3.800% Senior Notes due 2022 (the “2022 Notes”) and 5.150% Senior Notes due 2042 (the “2042 Notes”); and

·
a Seventh Supplemental Indenture (the “September 2012 Supplemental Indenture”) to the Indenture, dated as of September 14, 2012 (the “September 2012 Indenture”), among the Subsidiary Co-Issuers, the Subsidiary Guarantors, DIRECTV and the Trustee, relating to the Subsidiary Guarantors’ 1.750% Senior Notes due 2018 (the “2018 Notes”), 2.750% Senior Notes due 2023 (the “2023 Notes”), 4.450% Senior Notes due 2024 (the “2024 Notes”), 3.950% Senior Notes due 2025 (the “2025 Notes”), 4.375% Senior Notes due 2029 (the “2029 Notes”) and 5.200% Senior Notes due 2033 (the “2033 Notes,” and, together with the 2019 Notes, the 2020 Notes, the 6.350% 2040 Notes, the 3.125% 2016 Notes, the 3.500% 2016 Notes, the 4.600% 2021 Notes, the 5.000% 2021 Notes, the 6.000% 2040 Notes, the 6.375% 2041 Notes, the 2017 Notes, the 2022 Notes, the 2042 Notes, the 2018 Notes, the 2023 Notes, the 2024 Notes, the 2025 Notes and the 2029 Notes, the “Notes”).

Pursuant to the September 2009 Supplemental Indenture, the March 2010 Supplemental Indenture, the August 2010 Supplemental Indenture, the March 2012 Supplemental Indenture and the September 2012 Supplemental Indenture (collectively, the “Supplemental Indentures”), Merger Sub has provided a guaranty of the Notes on the terms set forth in the respective Supplemental Indentures and the Guarantee, dated as of July 24, 2015, with respect to each Supplemental Indenture (collectively, the “Guarantees”).

The foregoing description is qualified in its entirety by the complete terms of (a) the Supplemental Indentures, which are attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto and are incorporated by reference into this Item 2.03; (b) the Guarantees, which are attached as Exhibits 4.6, 4.7, 4.8, 4.9 and 4.10 hereto and are incorporated by reference into this Item 2.03; and (c) the September 2009 Indenture; the First Supplemental Indenture, dated as of November 14, 2011, to the September 2009 Indenture; the March 2010 Indenture; the First Supplemental Indenture, dated as of November 14, 2011, to the March 2010 Indenture; the August 2010 Indenture; the First Supplemental Indenture, dated as of August 17, 2010, to the August 2010 Indenture; the Second Supplemental Indenture, dated as of March 10, 2011, to the August 2010 Indenture; the Third Supplemental Indenture, dated as of November 14, 2011, to the August 2010 Indenture; the Fourth Supplemental Indenture, dated as of November 14, 2011, to the August 2010 Indenture; the March 2012 Indenture; the September 2012 Indenture; the First Supplemental Indenture, dated as of September 14, 2012, to the September 2012 Indenture; the Second Supplemental Indenture, dated as of January 15, 2013, to the September 2012 Indenture; the Third Supplemental Indenture, dated as of May 20, 2013, to the September 2012 Indenture; the Fourth Supplemental Indenture, dated as of November 20, 2013, to the September 2012 Indenture; the Fifth Supplemental Indenture, dated as of March 20, 2014, to the September 2012 Indenture; and the Sixth Supplemental Indenture, dated as of December 11, 2014, to the September 2012 Indenture, which are incorporated by reference as Exhibits 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.18, 4.19, 4.20, 4.21, 4.22, 4.23, 4.24, 4.25, 4.26 and 4.27, respectively, hereto and are incorporated by reference into this Item 2.03.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of DIRECTV as of December 31, 2014 and December 31, 2013 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of stockholders’ equity and comprehensive income of DIRECTV for each of the three years in the period ended December 31, 2014, and the notes related thereto, and the financial statement schedule, are incorporated by reference as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated February 24, 2015, relating to the DIRECTV financial statements and financial statement schedule are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheets of DIRECTV as of March 31, 2015 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of stockholders’ equity and comprehensive income of DIRECTV for the period ended March 31, 2015, and the notes related thereto, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

AT&T intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Report is required to be filed.

(d) Exhibits.

4.1
Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of September 22, 2009, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2
Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of March 11, 2010, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3
Fifth Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of August 17, 2010, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4
First Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of March 8, 2012, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5
Seventh Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of September 14, 2012, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.6
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of September 22, 2009, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.7
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of March 11, 2010, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.8
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of August 17, 2010, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.9
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of March 8, 2012, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.10
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of September 14, 2012, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.11
Indenture, dated as of September 22, 2009, by and among DIRECTV Holdings LLC, DIRECTV Financing Co, Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.1 of the Form 8-K of DIRECTV Holdings, LLC filed on September 25, 2009 (SEC File No. 333-106529)).

4.12
First Supplemental Indenture, dated as of November 14, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 of the Form 8-K of DIRECTV filed on November 17, 2011 (SEC File No. 001-34554)).

4.13
Indenture, dated as of March 11, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.1 of the Form 8-K of DIRECTV Holdings LLC filed on March 15, 2010 (SEC File No. 333-106529)).

4.14
First Supplemental Indenture, dated as of November 14, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.3 of the Form 8-K of DIRECTV filed on November 17, 2011 (SEC File No. 001-34554)).

4.15
Indenture, dated as of August 17, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K of DIRECTV Holdings LLC filed on August 23, 2010 (SEC File No. 333-106529)).

4.16
First Supplemental Indenture, dated as of August 17, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 of the Form 8-K of DIRECTV Holdings LLC filed on August 23, 2010 (SEC File No. 333-106529)).

4.17
Second Supplemental Indenture, dated as of March 10, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K of DIRECTV Holdings LLC filed on March 10, 2011(SEC File No. 333-106529)).

4.18
Third Supplemental Indenture, dated as of November 14, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.4 of the Form 8-K of DIRECTV filed on November 17, 2011 (SEC File No. 001-34554)).

4.19
Fourth Supplemental Indenture, dated as of November 14, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.5 of the Form 8-K of DIRECTV filed on November 17, 2011 (SEC File No. 001-34554)).

4.20
Indenture, dated as of March 8, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K of DIRECTV filed on March 14, 2012 (SEC File No. 001-34554)).

4.21
Indenture dated as of September 14, 2012 by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank Of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed September 14, 2012 (SEC File No. 001-34554)).

4.22
First Supplemental Indenture dated as of September 14, 2012 by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank Of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Form 8-K of DIRECTV filed September 14, 2012 (SEC File No. 001-34554)).

4.23
Second Supplemental Indenture, dated as of January 15, 2013, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed January 15, 2013 (SEC File No. 001-34554)).

4.24
Third Supplemental Indenture, dated as of May 20, 2013, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed May 20, 2013 (SEC File No. 001-34554)).

4.25
Fourth Supplemental Indenture, dated as of November 20, 2013, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed November 20, 2013 (SEC File No. 001-34554)).

4.26
Fifth Supplemental Indenture dated as of March 20, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank Of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed March 20, 2014 (SEC File No. 001-34554)).

4.27
Sixth Supplemental Indenture, dated as of December 11, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee. (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed December 11, 2014 (SEC File No. 001-34554)).

10.1
Agreement and Plan of Merger, dated as of May 18, 2014, among DIRECTV, AT&T Inc. and Steam Merger Sub LLC (incorporated by reference to Exhibit 10.1 to AT&T Inc.’s Current Report on Form 8-K filed on May 19, 2014 (SEC File No. 001-08610)).

5.1
Opinion of Mr. Wayne Watts, Senior Executive Vice President and General Counsel, AT&T Inc., as to the validity of AT&T Common Stock being sold pursuant to a registration statement on Form S-3 (File No. 333-187350) and the prospectus dated March 18, 2013, as supplemented by the prospectus supplement dated May 4, 2015.

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for DIRECTV.

99.1
The audited consolidated balance sheets of DIRECTV as of December 31, 2014 and December 31, 2013 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of stockholders’ equity and comprehensive income of DIRECTV for each of the three years in the period ended December 31, 2014, and the notes related thereto and the financial statement schedule (incorporated by reference to Item 8 and Financial Statement Schedule II of Item 15 of DIRECTV’s Annual Report on Form 10-K filed February 25, 2015 (SEC File No. 001-34554)).

99.2
The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated February 24, 2015, relating to the DIRECTV financial statements and financial statement schedule (incorporated by reference to Item 8 of DIRECTV’s Annual Report on Form 10-K filed February 25, 2015 (SEC File No. 001-34554)).

99.3
The unaudited consolidated balance sheets of DIRECTV as of March 31, 2015 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of stockholders’ equity and comprehensive income of DIRECTV for the period ended March 31, 2015, and the notes related thereto (incorporated by reference to Item 1 of DIRECTV’s Quarterly Report on Form 10-Q filed May 8, 2015 (SEC File No. 001-34554)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2015	AT&T INC.

	By:	/s/ Paul W. Stephens
Paul W. Stephens
Senior Vice President and Controller

EXHIBIT INDEX

4.1
Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of September 22, 2009, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2
Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of March 11, 2010, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3
Fifth Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of August 17, 2010, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4
First Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of March 8, 2012, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5
Seventh Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of September 14, 2012, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.6
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of September 22, 2009, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.7
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of March 11, 2010, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.8
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of August 17, 2010, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.9
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of March 8, 2012, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.10
Guarantee, dated as of July 24, 2015, pursuant to the Second Supplemental Indenture, dated as of July 24, 2015, to the Indenture, dated as of September 14, 2012, among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.11
Indenture, dated as of September 22, 2009, by and among DIRECTV Holdings LLC, DIRECTV Financing Co, Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.1 of the Form 8-K of DIRECTV Holdings, LLC filed on September 25, 2009 (SEC File No. 333-106529)).

4.12
First Supplemental Indenture, dated as of November 14, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 of the Form 8-K of DIRECTV filed on November 17, 2011 (SEC File No. 001-34554)).

4.13
Indenture, dated as of March 11, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 10.1 of the Form 8-K of DIRECTV Holdings LLC filed on March 15, 2010 (SEC File No. 333-106529)).

4.14
First Supplemental Indenture, dated as of November 14, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.3 of the Form 8-K of DIRECTV filed on November 17, 2011 (SEC File No. 001-34554)).

4.15
Indenture, dated as of August 17, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K of DIRECTV Holdings LLC filed on August 23, 2010 (SEC File No. 333-106529)).

4.16
First Supplemental Indenture, dated as of August 17, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 of the Form 8-K of DIRECTV Holdings LLC filed on August 23, 2010 (SEC File No. 333-106529)).

4.17
Second Supplemental Indenture, dated as of March 10, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K of DIRECTV Holdings LLC filed on March 10, 2011(SEC File No. 333-106529)).

4.18
Third Supplemental Indenture, dated as of November 14, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.4 of the Form 8-K of DIRECTV filed on November 17, 2011 (SEC File No. 001-34554)).

4.19
Fourth Supplemental Indenture, dated as of November 14, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.5 of the Form 8-K of DIRECTV filed on November 17, 2011 (SEC File No. 001-34554)).

4.20
Indenture, dated as of March 8, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K of DIRECTV filed on March 14, 2012 (SEC File No. 001-34554)).

4.21
Indenture dated as of September 14, 2012 by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank Of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed September 14, 2012 (SEC File No. 001-34554)).

4.22
First Supplemental Indenture dated as of September 14, 2012 by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank Of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Form 8-K of DIRECTV filed September 14, 2012 (SEC File No. 001-34554)).

4.23
Second Supplemental Indenture, dated as of January 15, 2013, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed January 15, 2013 (SEC File No. 001-34554)).

4.24
Third Supplemental Indenture, dated as of May 20, 2013, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed May 20, 2013 (SEC File No. 001-34554)).

4.25
Fourth Supplemental Indenture, dated as of November 20, 2013, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed November 20, 2013 (SEC File No. 001-34554)).

4.26
Fifth Supplemental Indenture dated as of March 20, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank Of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed March 20, 2014 (SEC File No. 001-34554)).

4.27
Sixth Supplemental Indenture, dated as of December 11, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee. (incorporated by reference to Exhibit 4.1 to the Form 8-K of DIRECTV filed December 11, 2014 (SEC File No. 001-34554)).

5.1
Opinion of Mr. Wayne Watts, Senior Executive Vice President and General Counsel, AT&T Inc., as to the validity of AT&T Common Stock being sold pursuant to a registration statement on Form S-3 (File No. 333-187350) and the prospectus dated March 18, 2013, as supplemented by the prospectus supplement dated May 4, 2015.

10.1
Agreement and Plan of Merger, dated as of May 18, 2014, among DIRECTV, AT&T Inc. and Steam Merger Sub LLC (incorporated by reference to Exhibit 10.1 to AT&T Inc.’s Current Report on Form 8-K filed on May 19, 2014 (SEC File No. 001-08610)).

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for DIRECTV.
99.1
The audited consolidated balance sheets of DIRECTV as of December 31, 2014 and December 31, 2013 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of stockholders’ equity and comprehensive income of DIRECTV for each of the three years in the period ended December 31, 2014, and the notes related thereto and the financial statement schedule (incorporated by reference to Item 8 and Financial Statement Schedule II of Item 15 of DIRECTV’s Annual Report on Form 10-K filed February 25, 2015 (SEC File No. 001-34554)).

99.2
The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated February 24, 2015, relating to the DIRECTV financial statements and financial statement schedule (incorporated by reference to Item 8 of DIRECTV’s Annual Report on Form 10-K filed February 25, 2015 (SEC File No. 001-34554)).

99.3
The unaudited consolidated balance sheets of DIRECTV as of March 31, 2015 and the consolidated statements of income, consolidated statements of cash flows and consolidated statements of stockholders’ equity and comprehensive income of DIRECTV for the period ended March 31, 2015, and the notes related thereto (incorporated by reference to Item 1 of DIRECTV’s Quarterly Report on Form 10-Q filed May 8, 2015 (SEC File No. 001-34554)).